UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 27, 2005

                                 TECHEDGE, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     000-50005                 04-3703334
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

        33 Wood Avenue South, 7F
           Iselin, New Jersey                                       08830
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(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (732) 632-9896
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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

      On May 27, 2005, Techedge, Inc. ("Techedge"), entered into an Amendment to the Subscription Agreement (the "Amendment") with Alpha Capital Aktiengesellschaft ("Alpha") and Whalehaven Capital Fund Limited ("Whalehaven") (together with Alpha, the "Subscribers"), amending the terms of the Subscription Agreement between the parties dated April 29, 2005 (the "Subscription Agreement"). A copy of the Subscription Agreement was filed with the Securities and Exchange Commission on May 5, 2005 as Exhibit 10.1 to Techedge's Current Report on Form 8-K. Pursuant to the terms of the Subscription Agreement as amended by the Amendment, Techedge sold 500,000 shares of its common stock, par value $.0001 per share, to each of the Subscribers for a purchase price of $0.50 per share, or $250,000 in the aggregate, and issued to each of the Subscribers for no additional consideration a warrant (the "Warrants") to purchase 147,059 shares of common stock at an exercise price of $0.75 per share, which Warrants are exercisable at any time through the close of business on April 29, 2010. Under the Subscription Agreement as amended by the Amendment, each of the Subscribers agreed to purchase at a second closing an additional 500,000 shares of common stock for a purchase price of $0.50 per share, or $250,000 in the aggregate, and Warrants to purchase an additional 200,000 shares of common stock at an exercise price of $0.75 per share, which Warrants will be exercisable at any time through the close of business on the fifth anniversary of its date of issue. The Subscribers' obligations to effect the second closing is subject only to customary closing conditions outside of their control, including, among other things, the effectiveness of a shelf registration statement (the "Registration Statement") registering the resale of the shares of common stock purchased pursuant to the Subscription Agreement (the "Shares") and the shares of common stock underlying the Warrants (the "Warrant Shares" and together with the Shares, the "Registrable Shares"). Subject to the satisfaction of such conditions, the second closing is scheduled to occur on the fifth day after such shelf registration statement is declared effective. Techedge has agreed to pay an unaffiliated third party a fee equal to 8% of the gross proceeds received by Techedge pursuant to the Subscription Agreement.

      Except for a registration statement filed pursuant to the Subscription Agreement or as otherwise permitted under the Subscription Agreement, Techedge has agreed not to file any registration statements or amend any already filed registration statement including but not limited to a Form S-8 with the Securities and Exchange Commission or with state regulatory authorities without the consent of the Subscribers until the sooner of (i) the date on which the Registration Statement shall have been current and available for use in connection with the public resale of the Registrable Shares for 120 days or (ii) until all the Shares have been resold or are transferable by the Subscribers pursuant to a registration statement or Rule 144, without regard to volume limitations ("Exclusion Period"). The Exclusion Period will be tolled during the pendency of a Non-Registration Event as hereinafter defined. With respect to Form S-8, the Exclusion Period shall be determined only pursuant to clause (ii) above.

      Techedge also agreed that until the end of the Exclusion Period, Techedge will not enter into any acquisition, merger, exchange or sale or other transaction that could have the effect of delaying the effectiveness of any pending registration statement or causing an already effective registration statement to no longer be effective or current for a period of more than 30 consecutive days or 45 days, in the aggregate, during any 365-day period.


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

      As further consideration for the amendments described above, Techedge's requirement to file the Registration Statement covering the Registrable Shares was extended to June 13, 2005, and its obligation to cause the Registration Statement to be declared effective was extended to 135 days after April 29, 2005. In the event that Techedge breaches these requirements or any other Non-Registration Event, as defined in the Subscription Agreement, occurs, then Techedge is required to pay each of the Subscribers liquidated damages equal to 1.5% of the Subscribers' purchase price for the shares under the Subscription Agreement for each 30-day period of non-compliance or a prorated amount for any shorter period. Techedge also granted each of the Subscribers a demand registration right and piggyback registration rights that the Subscribers may exercise in the event that the Registrable Shares are not otherwise registered pursuant to an effective registration statement. Techedge is subject to additional liquidated damages in the event that it fails to deliver stock certificates as required under the Subscription Agreement.

      The Subscription Agreement grants each of the Subscribers a right of first refusal to purchase any shares of common stock, other equity securities, obligations convertible or exercisable for equity securities or debt obligations that Techedge proposes to issue prior to April 29, 2006, subject to a number of limited exceptions set forth in the Subscription Agreement. Until the Registration Statement has been effective for a period of not less than 2 years for the sale of the Registrable Shares, or during the pendency of a Non-Registration Event, or when any compensation or liquidated damages are accruing or are outstanding, Techedge will not enter into an agreement to issue nor issue, other than certain customary excepted issuances, any equity, convertible debt or other securities convertible into common stock or equity of Techedge nor modify any of the foregoing which may be outstanding at anytime at a price equal to or below the share purchase price and Warrant exercise price then in effect pursuant to the Subscription Agreement, without the prior written consent of the Subscribers, which consent may be withheld for any reason. Until the end of the two year period, Techedge will not enter into any equity line of credit or similar agreement, nor issue or agree to issue any floating or variable priced equity linked instruments nor any of the foregoing or equity with price reset rights.

      Other than with respect to certain excepted issuances, if at any time shares of common stock purchased pursuant to the Subscription Agreement are held by the Subscribers until three years after the actual effective date of the Registration Statement, Techedge shall offer, issue or agree to issue any common stock or securities convertible into or exercisable for shares of common stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share of common stock or exercise price per share of common stock which shall be less than the per share purchase price of the Shares, or less than the exercise price per Warrant Share, respectively, without the consent of the Subscribers, then Techedge shall issue, for each such occasion, additional shares of common stock to each of the Subscribers so that the average per share purchase price of the shares of common stock issued to the Subscribers (of only the Shares or Warrant Shares still owned by the Subscribers) is equal to such other lower price per share and the Warrant exercise price shall automatically be reduced to such other lower price per share; provided, however, that to the extent that any adjustment is made to the exercise price under the Warrant as a result of such issuance, no adjustment shall be made to the Warrant exercise price pursuant to the Subscription Agreement.


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

      The Warrant provides that until April 29, 2005, if Techedge shall issue any common stock except for certain excepted issuances, prior to the complete exercise of this Warrant for a consideration per share less than the purchase price that would be in effect at the time of such issuance, then, and thereafter successively upon each such issuance, the purchase price shall be reduced to such other lower issuance price. For purposes of this adjustment, the issuance of any security or debt instrument of Techedge carrying the right to convert such security or debt instrument into common stock or of any warrant, right or option to purchase common stock shall result in an adjustment to the purchase price upon the issuance of the above-described security, debt instrument, warrant, right, or option and again at any time upon any subsequent issuances of shares of common stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the purchase price in effect upon such issuance. The reduction of the purchase price pursuant to the Subscription Agreement is in addition to the other rights of the Subscribers under the Subscription Agreement.

      Techedge and the Subscribers, among other parties, entered into a funds escrow agreement, dated as of April 29, 2005, to facilitate the closing of the transactions contemplated by the Subscription Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

      Reference is made to Item 1.01 hereof with respect to Techedge's entry into the Amendment with the Subscribers. On April 29, 2005, Techedge sold 367,647 shares of its common stock, par value $.0001 per share, to each of the Subscribers pursuant to the Subscription Agreement, and on May 27, 2005, that number was increased by 132,353 pursuant to the Amendment, for an aggregate purchase price of $250,000 and issued the Warrants to the Subscribers for no additional consideration. The shares and the Warrants were issued in a private placement of securities exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Securities Act.

      Techedge's reliance upon the exemption from registration afforded by
Section 4(2) of the Securities Act is premised on the following:

      o The Subscribers executed the Subscription Agreement in which it acknowledged, among other things, that (i) the Shares and the Warrant to be purchased by it, as well as the Warrant Shares, would not, upon consummation of the sale or exercise of the Warrant, as applicable, be registered under the Securities Act and could not be transferred in the absence of registration under the Securities Act or an effective exemption from the registration requirements of the Secruities Act, (ii) the certificates representing the Shares, the Warrant and the Warrant Shares would bear a legend referring to such transfer restrictions and (iii) that it was purchasing the securities for its own account, not as a nominee or agent, and not with a view toward, or resale in connection with, the public sale or any distribution thereof.

      o The Subscribers had an opportunity to ask questions of, and receive answers from Techedge, concerning Techedge and the terms and conditions of the securities purchase.

      o Each of the Subscribers is an "accredited investor," as such term is defined pursuant to Rule 501(a) promulgated under the Securities Act.


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

      o All of Techedge's communications with the Subscribers regarding the private placement were effected without any general solicitation or public advertising.

Item 9.01 Financial Statements and Exhibits

      The following exhibits are filed as part of this Current Report

(c) Exhibits

      10.1 Amendment to Subscription Agreement, dated as of May 27, 2005, between the Registrant, Alpha Capital Aktiengesellschaft and Whalehaven Capital Fund Limited.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        TECHEDGE, INC.


                        By: /s/ Peter Wang
                            -----------------------------------------
                            Name: Peter Wang
                            Title: Chief Executive Officer and Chairman
                                   of the Board

Dated: June 3, 2005


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

                                  EXHIBIT INDEX

      10.1 Amendment to Subscription Agreement, dated as of May 27, 2005, between the Registrant, Whalehaven Capital Fund Limited and Alpha Capital Aktiengesellschaft.


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